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                                                                EXHIBIT 10.11

            FIRST AMENDMENT TO AMENDED AND RESTATED LETTER AGREEMENT
                             (with Borrowing Base)


THIS FIRST AMENDMENT TO AMENDED AND RESTATED LETTER AGREEMENT (this "Amendment") dated effective as of April 1, 1997 (the "Effective Date"), is by and between FRIEDMAN INDUSTRIES, INCORPORATED ("Borrower"), and TEXAS COMMERCE BANK NATIONAL ASSOCIATION, a national banking association ("Bank").

PRELIMINARY STATEMENT. Bank and Borrower have entered into an Amended And Restated Letter Agreement dated as of April 1, 1995 ("Credit Agreement"). The "Agreement", as used in the Credit Agreement, shall also refer to the Credit Agreement as amended by this Amendment. All capitalized terms defined in the Credit Agreement and not otherwise defined herein shall have the same meanings herein as in the Credit Agreement. Bank and Borrower have agreed to amend the Credit Agreement to the extent set forth herein, and in order to, among other things, renew, modify and extend the Commitment.

NOW THEREFORE, in consideration of the premises and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged by the parties hereto, Bank and Borrower hereby agree as follows:

1. Revolving Credit Note. Section 1.1 of the Credit Agreement is amended by substituting the following for the Section 1.1 of the Credit Agreement:

         "Subject to the terms and conditions hereof, the Bank agrees to make loans ("Loan" or "Loans") to Borrower from time to time before the Termination Date, as defined in the First Amendment to Amended and Restated Letter Agreement dated as of April 1, 1997 (the "First Amendment"), between Bank and Borrower, not to exceed at any one time outstanding $8,000,000.00 (the "Commitment"), Borrower having the right to borrow, repay and reborrow. Bank and Borrower agree that Chapter 15 of the Texas Credit Code shall not apply to-this Agreement, the Note or any Loan. The Loans shall be evidenced by and shall bear interest and be payable as provided in the promissory note of Borrower dated the Effective Date, as defined in the First Amendment (together with any and all renewals, extensions, modifications, replacements, and rearrangements thereof and substitutions therefor, the "Note"), which is given in renewal, modification and extension of that certain promissory note dated April 1, 1995 maturing April 1, 1998 in the original principal amount of $8,000.000.00 (including all prior notes of which said note represents a renewal, extension, modification, increase, substitution, rearrangement or replacement thereof, the "Renewed Note"). The parties hereto agree that there is as of the Effective Date, as defined in the First Amendment, an outstanding principal balance of $4,000,000.00 under the Note leaving a balance as of the Effective Date, as defined in the First Amendment, of $4,000,000.00 under the Commitment available for Loans subject to the terms and conditions of this Agreement. The "Note" as used in the Credit Agreement shall also refer to the "Note" as used in this Amendment. The purpose of the Loans is: business (working capital support).





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2.       Termination Date is hereby defined as the earlier of: (a) April 1,
2000; or (b) the date on which the maturity of the Notes is accelerated in accordance with Section 5 of the Credit Agreement.

3. Section 2.1(c) of the Credit Agreement is amended to read "December 31, 1996" in lieu of "December 31, 1994" for the date of the last financial statement delivered to the Bank.

4. Section 4.2(e) of the Credit Agreement is amended to have a minimum Fixed Charge Ratio of 1.25 : 1.00 in lieu of 1.00 :1.00

5. The Credit Agreement is amended to add Exhibit A, attached hereto for all purposes which shall be a quarterly compliance certificate as further described therein.

6. Borrower hereby represents and warrants to the Bank that after giving effect to the execution and delivery of this Amendment: (a) the representations and warranties set forth in the Credit Agreement are true and correct on the date hereof as though made on and as of such date; and (b) no Event of Default, or event which with passage of time, the giving of notice or both would become an Event of Default, has occurred and is continuing as of the date hereof.

7. This Amendment shall become effective as of the Effective Date upon its execution and delivery by each of the parties named in the signature lines below, and the "Agreement" as used in the Credit Agreement shall also refer to the Credit Agreement as amended by this Amendment.

8. Borrower further acknowledges that each of the other Loan Documents is in all other respects ratified and confirmed, and all of the rights, powers and privileges created thereby or thereunder are ratified, extended, carried forward and remain in full force and effect except as the Credit Agreement is amended by this Amendment.

9. This Amendment may be executed in any number of counterparts and by different parties hereto in separate counterparts, each of which when so executed shall be deemed an original and all of which taken together shall constitute but one and the same agreement.

10. This Amendment shall be included within the definition of "Loan Documents" as used in the Agreement.

11. THIS AMENDMENT SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF TEXAS AND AS APPLICABLE, THE LAWS OF THE UNITED STATES OF AMERICA.

THIS WRITTEN AMENDMENT AND THE OTHER LOAN DOCUMENTS CONSTITUTE A "LOAN AGREEMENT AS DEFINED IN SECTION 26.02(a) OF THE TEXAS BUSINESS & COMMERCE CODE, AND REPRESENTS THE FINAL AGREEMENT BETWEEN THE PARTIES AND MAY NOT BE CONTRADICTED BY EVIDENCE OF PRIOR, CONTEMPORANEOUS OR SUBSEQUENT ORAL AGREEMENTS OF THE PARTIES.

          THERE ARE NO UNWRITTEN ORAL AGREEMENTS BETWEEN THE PARTIES.





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IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be executed effective as of the Effective Date.


      BORROWER:                          FRIEDMAN INDUSTRIES, INCORPORATED



                                         By  /s/ Benny Harper
                                           ------------------------------------
                                         Name:  Benny Harper
                                              ---------------------------------
                                         Title:  Sr. Vice President-Finance
                                               --------------------------------
                                         Address:
                                                 ------------------------------



                BANK:                    TEXAS COMMERCE BANKNATIONAL
                                         ASSOCIATION



                                         By
                                           ------------------------------------
                                         Name:
                                              ---------------------------------
                                         Title:
                                               --------------------------------
                                         Address:
                                                 ------------------------------





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